UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2017
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Quantum Corporation
(Exact name of registrant as specified in its charter)
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Delaware	1-13449	94-2665054
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

224 Airport Parkway, Suite 550, San Jose, California (Address of principal executive offices)	95110 (Zip Code)
(408) 944-4000 (Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 14, 2018, Quantum Corporation (the “Company”) entered into a Third Amendment to Term Loan Credit and Security Agreement (the “Term Loan Amendment”), amending the Term Loan Credit and Security Agreement, dated October 21, 2016, among the Company, TCW Asset Management Company LLC, as agent, and the lender parties thereto (the “Term Loan Credit Agreement”). The Term Loan Amendment amends, among other things, (i) the definition of “Applicable Margin” to change the interest rate margin and to add payment-in-kind interest equal to 2.00% per annum, (ii) the definition of “EBITDA” by modifying certain addbacks for transaction costs, cash restructuring charges, and cost savings, (iii) the financial covenants and related definitions, and (iv) certain reporting requirements.
On February 14, 2018, the Company also entered into a Third Amendment to Revolving Credit and Security Agreement (the “Revolving Loan Amendment”), amending that certain Revolving Loan Credit and Security Agreement (as amended prior to the date hereof, the “Revolving Loan Agreement”), dated October 21, 2016, by and among the Company, PNC Bank, National Association, as agent, and the lender parties thereto. The Revolving Loan Amendment amends, among other things, (i) the definition of “Applicable Margin” to raise the interest rate margin to 4.00% for revolving advances consisting of base rate loans and swingline loans and to 5.00% for revolving advances consisting of LIBOR rate loans, (ii) the definition of “EBITDA” by modifying certain addbacks for transaction costs, cash restructuring charges, and cost savings, (iii) the financial covenants and related definitions, and (iv) certain reporting requirements.
The foregoing description of the Term Loan Amendment and Revolving Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Loan Amendment and Revolving Loan Amendment, which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and the Term Loan Agreement and Revolving Loan Agreement, which were previously filed with the Securities and Exchange Commission, each of which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

In connection with the Term Loan Agreement, on December 14, 2017, the Company entered into a Warrant to Purchase Stock with TCW Direct Lending, LLC (“TCW Direct”) evidencing TCW Direct’s right to purchase shares of the Company's common stock at an exercise price of $0.01 per share (the "TCW Direct Warrant"), a Warrant to Purchase Stock with West Virginia Direct Lending LLC (“West Virginia Direct”) evidencing West Virginia Direct’s right to purchase shares of the Company's common stock at an exercise price of $0.01 per share (the "West Virginia Warrant") and a Warrant to Purchase Stock with TCW Skyline Lending, L.P. (“TCW Skyline”) evidencing TCW Skyline’s right to purchase shares of the Company’s common stock at an exercise price of $0.01 per share (the “TCW Skyline Warrant” and, collectively with the TCW Direct Warrant and the West Virginia Warrant, the “December Warrants”).
The TCW Direct Warrant, the West Virginia Warrant and the TCW Skyline Warrant were immediately exercisable for 162,077, 18,103 and 17,820 shares of the Company’s common stock, respectively.  In addition, the December Warrants were exercisable for an additional 108,051, 12,069 and 11,880 shares of the Company’s common stock, respectively (the “Additional Shares”) on the occurrence of the conditions outlined in the December Warrants.
The exercise price and the number and type of shares underlying the December Warrants are subject to adjustment in the event of specified events, including a reclassification of the Company's common stock, a subdivision or combination of the Company's common stock or specified dividend payments. The December Warrants are exercisable until December 14, 2022. Upon exercise, the aggregate exercise price may be paid, at each warrant holder’s election, in cash or on a net issuance basis, based upon the fair market value of the Company's common stock at the time of exercise.
The issuance of the December Warrants, and any shares of common stock issuable thereunder, are exempt from registration pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D under the Securities Act. The December Warrants, and any shares of common stock issuable thereunder, were not registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements.
The foregoing description of the December Warrants is qualified in its entirety by reference to the December Warrants, which are filed as Exhibits 10.3, 10.4 and 10.5 hereto and are incorporated by reference herein.
On February 14, 2018, the Company entered into amendments (the “Warrant Amendments”) with TCW Direct, West Virginia Direct and TCW Skyline (the “Holders”) of the December Warrants.  Pursuant to the Warrant Amendments, the December Warrants became immediately exercisable for the Additional Shares.

The foregoing summary of the Warrant Amendments is subject to, and qualified in its entirety by reference to, the Warrant Amendments, which are filed as Exhibits 10.6, 10.7 and 10.8 hereto and are incorporated by reference herein.
In connection with the Term Loan Amendment, on February 14, 2018, the Company entered into a Warrant to Purchase Stock with TCW Direct evidencing TCW Direct’s right to purchase shares of the Company's common stock at an exercise price of $0.01 per share (the "February TCW Direct Warrant"), a Warrant to Purchase Stock with West Virginia Direct evidencing West Virginia Direct’s right to purchase shares of the Company's common stock at an exercise price of $0.01 per share (the "February West Virginia Warrant") and a Warrant to Purchase Stock with TCW Skyline evidencing TCW Skyline’s right to purchase shares of the Company’s common stock at an exercise price of $0.01 per share (the “February TCW Skyline Warrant” and, collectively with the TCW Direct Warrant and the West Virginia Warrant, the “February Warrants”).
The February TCW Direct Warrant, the February West Virginia Warrant and the February TCW Skyline Warrant are immediately exercisable for 61,393, 6,857 and 6,750 shares of the Company’s common stock, respectively.  In addition, if, and only if, either (A) an Event of Default occurs under the Term Loan Credit Agreement following the Third Amendment Effective Date (as defined in the Term Loan Amendment) or (B) as of March 30, 2019, unless the Company (x) has received by such date at least $25,000,000 in Net Cash Proceeds (as defined in the Term Loan Agreement) from the issuance of Qualified Equity Interests (as defined in the Term Loan Credit Agreement) during the period from and after the Third Amendment Effective Date and (y) the financial statements delivered under Section 9.8 of the Term Loan Credit Agreement with respect to the fiscal quarter ending March 31, 2019 demonstrate that the Company and its Subsidiaries, on a consolidated basis, are in compliance with each of the financial covenants set forth in Section 6.5 of the Term Loan Credit Agreement (as in effect immediately prior to the Third Amendment Effective Date) for the four (4) fiscal quarter period then ended; provided that for purposes of determining compliance with the financial covenants set forth in Section 6.5 of the Term Loan Credit Agreement (as in effect immediately prior to the Third Amendment Effective Date) for purposes of this clause (y), EBITDA shall be calculated using the respective defined term in the Term Loan Credit Agreement, but without giving effect to clause (c)(xviii) of the definition of EBITDA set forth in the Term Loan Credit Agreement (the “Additional Vesting Event”), then from the date of the Additional Vesting Event through the Expiration Date, such February Warrant will be exercisable for an additional 61,393, 16,857 and 6,750 shares of the Company’s common stock, respectively.
The exercise price and the number and type of shares underlying the February Warrants are subject to adjustment in the event of specified events, including a reclassification of the Company's common stock, a subdivision or combination of the Company's common stock or specified dividend payments. The February Warrants are exercisable until February 14, 2023. Upon exercise, the aggregate exercise price may be paid, at each warrant holder’s election, in cash or on a net issuance basis, based upon the fair market value of the Company's common stock at the time of exercise.
The issuance of the February Warrants, and any shares of common stock issuable thereunder, are exempt from registration pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D under the Securities Act. The February Warrants, and any shares of common stock issuable thereunder, were not registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements.

The foregoing description of the February Warrants is qualified in its entirety by reference to the February Warrants, which are filed as Exhibits 10.9, 10.10 and 10.11 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
10.1	Third Amendment to Revolving Credit and Security Agreement, dated as of February 14, 2018, between the Company and PNC Bank, National Association, as Agent
10.2	Third Amendment to Term Loan Credit and Security Agreement, dated February 14, 2018, between the Company and TCW Asset Management Company LLC, as Agent
10.3	Warrant to Purchase Stock, dated December 14, 2017, between the Company and TCW Direct Lending, LLC
10.4	Warrant to Purchase Stock, dated December 14, 2017, between the Company and West Virginia Direct Lending LLC
10.5	Warrant to Purchase Stock, dated December 14, 2017, between the Company and TCW Skyline Lending, L.P.
10.6	Amendment No. 1 to Warrant to Purchase Stock, dated December 14, 2017, between the Company and TCW Direct Lending, LLC
10.7	Amendment No. 1 to Warrant to Purchase Stock, dated December 14, 2017, between the Company and West Virginia Direct Lending LLC
10.8	Amendment No. 1 to Warrant to Purchase Stock, dated December 14, 2017, between the Company and TCW Skyline Lending, L.P.
10.9	Warrant to Purchase Stock, dated February 14, 2018, between the Company and TCW Direct Lending, LLC
10.10	Warrant to Purchase Stock, dated February 14, 2018, between the Company and West Virginia Direct Lending LLC
10.11	Warrant to Purchase Stock, dated February 14, 2018, between the Company and TCW Skyline Lending, L.P.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2018	QUANTUM CORPORATION (Registrant)

	By:	/s/ Shawn D. Hall
	Name:	Shawn D. Hall
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Third Amendment to Revolving Credit and Security Agreement, dated as of February 14, 2018, between the Company and PNC Bank, National Association, as Agent
10.2	Third Amendment to Term Loan Credit and Security Agreement, dated February 14, 2018, between the Company and TCW Asset Management Company LLC, as Agent
10.3	Warrant to Purchase Stock, dated December 14, 2017, between the Company and TCW Direct Lending, LLC
10.4	Warrant to Purchase Stock, dated December 14, 2017, between the Company and West Virginia Direct Lending LLC
10.5	Warrant to Purchase Stock, dated December 14, 2017, between the Company and TCW Skyline Lending, L.P.
10.6	Amendment No. 1 to Warrant to Purchase Stock, dated December 14, 2017, between the Company and TCW Direct Lending, LLC
10.7	Amendment No. 1 to Warrant to Purchase Stock, dated December 14, 2017, between the Company and West Virginia Direct Lending LLC
10.8	Amendment No. 1 to Warrant to Purchase Stock, dated December 14, 2017, between the Company and TCW Skyline Lending, L.P.
10.9	Warrant to Purchase Stock, dated February 14, 2018, between the Company and TCW Direct Lending, LLC
10.10	Warrant to Purchase Stock, dated February 14, 2018, between the Company and West Virginia Direct Lending LLC
10.11	Warrant to Purchase Stock, dated February 14, 2018, between the Company and TCW Skyline Lending, L.P.